Scudder Global Bond Fund
                      Scudder Emerging Markets Income Fund
      Supplement to Statement of Additional Information dated March 1, 1997

The following paragraphs replace the second and third paragraphs under the section entitled "Currency Transactions" on page 25:

       Each Fund's dealings in currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

       No Fund will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to forward currency contracts entered into for non-hedging purposes, or to proxy hedging or cross hedging as described below.




April 16, 1997